SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 16, 2003
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                         FRONTIER FINANCIAL CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

        Washington                 000-15540             91-1223535
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(State of other jurisdiction     (Commission        (IRS Employer Identi-
      of incorporation)          File Number)          fication Number)

               332 SW Everett Mall Way, Everett, Washington 98204
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                (Address of principal executive offices/Zip Code)

        Registrants telephone number, including area code: (425) 514-0700
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Item 5.     Other Events

     Bob Dickson, Chairman of the Board, announced the retirement of three directors; the resignation of one director and the election of one director.


Item 7.     Exhibits

               99                      Press Release

                                   SIGNATURES
                 -----------------------------------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

       Dated:     October 16, 2003
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                                                FRONTIER FINANCIAL CORPORATION

                                            By:          /s/ Michael J. Clementz
                                                --------------------------------
                                                         Michael J. Clementz
                                           Its:          President & CEO